Gentor Resources, Inc.

PRESS RELEASE

Gentor Resources and Al Fairuz Mining upgrade their Mahab 4

VMS copper deposit in Northern Oman

New drill results include:

B5MB4D059 - 10.19 metres @ 6.69% Cu, 0.48 g/t Au, 3.2% Zn & 20 g/t Ag from 33.5 metres in supergene massive sulphides

B5MB4D066 - 4.90 metres @ 15.94% Cu, 1.27 g/t Au & 49.4 g/t Ag from 19.3 metres. B5MB4D074 - 35.09 metres @ 4.82% Cu, 0.38 g/t Au, 0.85% Zn & 17.7 g/t Ag from 70.35 metres down hole in a primary massive sulphide intersection

Toronto, Canada – November 14, 2011 - Gentor Resources, Inc. (“Gentor” or the “Company”) (TSX-V – “GNT” & OTCQB – “GNTO”) and their Omani partner Al Fairuz Mining Company LLC are pleased to announce continued excellent results from on-going evaluation drilling of their Oman Block 5, Mahab 4 Cyprus-type copper discovery. Further diamond drilling has confirmed continuity of strong Massive Sulphide grades over 300 metres of strike, including high-grade supergene zones below gossan exposures at the southern end of the deposit.

These continued impressive results from infill and extensional resource drilling by two diamond rigs at Mahab 4 are expected to allow the calculation of a maiden resource estimate on this high grade deposit by early 2012.  By the end of October 2011, Gentor had completed 43 drillholes totalling 5,075.4 metres at Mahab 4.  A recent Laser scan DTM survey has provided accurate topographic and drill hole collar information (see Table 2 below).

Assay results received from twelve new drill holes up to B5MB4D074 are summarised in Table 1 below and the drillhole intersections shown in the prospect geology plan (see Figure 1 via the link below to Gentor’s website). An additional nine successful holes have been completed whose assay results are awaited, and at least six more holes are planned to complete definition of the main ore deposit shape on 50 metre sections down to a nominal 150 metres depth below surface.

Gentor has initiated preliminary metallurgical test work on ten representative samples of Massive Sulphide and Stringer Zone samples from Mahab 4 at Wardell Armstrong’s UK laboratory.

Gentor plans to restart drill evaluation of the Maqail South discovery in December 2011 following completion of this phase of the Mahab 4 drill programme.  Regional exploration continues across Blocks 5 & 6 in Oman with a reverse circulation drilling program of some 3,000 metres planned for November/December 2011.

Locality plans of the Oman concessions, the key prospect areas and reported drill holes on sections are found accompanying this press release on the Company's web site:

http://www.gentorresources.com/s/NewsReleases.asp?ReportID=490430

Gentor’s President & CEO Dr. Peter Ruxton commented: “Understanding the geological model and structural controls has allowed Gentor to efficiently target the high-grade massive sulphide shoots at Mahab 4 and has outlined this deposit for planned early resource definition and metallurgical testing.  The shallow depth of the Mahab 4 mineralisation suggests future potential for a near-surface, high grade, open pittable ore body.”

 Results from the main massive sulphide intercepts include:

?

GRB5D047 intersecting 24.4 metres of primary MS /SMS grading 4.68% Cu, 0.21 g/t Au, 1.68% Zn and 13.8 g/t Ag from 96.6 metres,

?

B5MB4D059 intersecting 10.19 metres of supergene MS grading 6.69% Cu, 0.48 g/t Au, 3.2% Zn and 20 g/t Ag from 33.5 metres,

?

B5MB4D064 intersecting 39.5 metres of gossan/MS/SMS grading 4.81% Cu, 0.25 g/t Au, 0.38% Zn and 16.7 g/t Ag from 13.5 metres down hole, including 16.85 metres grading 8.4% Cu, 0.25 g/t Au, 0.52% Zn and 15.3 g/t Ag from 20.15 metres depth.

?

B5MB4D066 intersecting 22.7 metres of gossan/MS/SMS grading 3.76% Cu, 0.54 g/t Au, 0.09% Zn and 15.4 g/t Ag from 1.5 metres depth including 4.9 metres grading 15.94% Cu, 1.27 g/t Au, 0.11% Zn and 49.4 g/t Ag from 19.3 metres down hole.

?

B5MB4D074 intersecting 35.09 metres of primary MS grading 4.82% Cu, 0.38 g/t Au, 0.85% Zn and 17.7 g/t Ag from 70.35 metres down hole.

TABLE .  Summary of Significant Intersections at Mahab 4 from June – Oct. 2011.

Hole No.	From	To	Intercept	Copper	Gold	Silver	Zinc	Mineralisation
Mahab 4	m	m	m	%	g/t	g/t	%
GRB5D042	108.20	111.00	2.80	5.03	0.17	17.7	1.29	MS
and	119.70	129.90	10.20	5.25	0.30	13.8	1.02	MS
GRB5D047	96.60	121.00	24.40	4.68	0.21	13.8	1.68	MS/SMS
incl:	98.75	116.39	17.64	6.14	0.26	18.6	2.24	MS/SMS
incl:	103.00	112.00	9.00	7.22	0.25	15.8	1.93	MS/SMS
GRB5D048	57.20	65.00	7.80	1.24	0.08	2.1	0.18	QVS
and	93.00	103.00	10.00	1.54	0.07	1.4	0.18	QVS
and	113.89	129.00	15.11	0.49	0.02	1.1	0.04	QVS
GRB5D052	90.54	106.89	16.35	0.72	0.05	1.4	0.13	QVS
incl:	90.54	93.88	3.34	1.18	0.04	1.3	0.07	QVS
and incl:	102.00	109.00	7.00	0.73	0.06	2.2	0.21	QVS
GRB5D054	62.40	73.00	10.60	0.43	0.03	0.5	0.04	QVS/SMS
incl:	67.89	73.00	5.11	0.72	0.04	0.8	0.05	QVS/SMS
B5MB4D057	104.15	107.00	2.85	0.44	0.04	5.4	0.14	QVS
B5MB4D059	33.50	43.69	10.19	6.69	0.48	20.0	3.20	MS
B5MB4D064	13.50	53.00	39.50	4.81	0.25	16.7	0.38	GOS/MS/SMS
incl:	20.15	37.00	16.85	8.40	0.25	15.3	0.52	MS
B5MB4D066	1.50	24.20	22.70	3.76	0.54	15.4	0.09	GOS/MS
incl:	19.30	24.20	4.90	15.94	1.27	49.4	0.11	MS
B5MB4D067	32.95	41.00	8.05	3.18	0.53	24.0	0.39	MS
incl:	33.90	38.70	4.80	4.59	0.81	36.3	0.31	MS
B5MB4D074	70.35	105.44	35.09	4.82	0.38	17.7	0.85	MS
incl:	72.84	95.41	22.57	6.14	0.38	20.9	1.08	MS
and incl:	99.25	105.44	6.19	4.01	0.72	21.6	0.67	MS

(Codes: MS = Massive Sulphide, SMS = Semi-Massive Sulphide, QVS = Quartz Vein Stringer, GOS = Gossan)

 TABLE .  Core holes completed at Mahab 4 (June to Oct. 2011)

Hole No	Section	Easting	Northing	Dip	Azi	Length (m)
GRB5D048	0	468775	2656105	60	255	135.15
GRB5D050	0	468808	2656115	60	255	145.85
GRB5D052	0	468677	2656063	50	060	117.40
GRB5D054	1S	468714	2656035	50	075	84.05
GRB5D055	2S	468734	2655999	50	075	96.00
B5MB4D057	1S	468674	2656025	50	075	115.50
B5MB4D059	1S	468741	2656040	49	065	55.10
B5MB4D061	2S	468754	2656009	50	075	49.30
B5MB4D063	1S	468795	2656058	90	0	46.50
B5MB4D064	1	468760	2656139	60	255	77.00
B5MB4D066	0	468767	2656104	60	255	64.85
B5MB4D067	0	468780	2656104	45	252	85.50
B5MB4D069	1.5S	468748	2656024	50	075	52.50
B5MB4D070	1S	468771	2656049	75	255	85.30
B5MB4D071	4.5	468762	2656316	60	255	141.50
B5MB4D072	1	468656	2656103	50	072	132.45
B5MB4D074	4.5	468761	2656314	60	277	126.00
B5MB4D075	2	468708	2656181	75	075	55.10
B5MB4D077	5.5	468758	2656362	60	255	79.30
B5MB4D079	2	468678	2656168	64	075	130.35
B5MB4D080	6	468752	2656387	60	255	154.60
B5MB4D082	3	468701	2656218	72	075	123.70
B5MB4D083	3.5	468763	2656265	60	255	105.20

DRILL RESULTS

The northern end of the deposit is discussed first on a sectional basis followed by the southern end and central sectional drill results (refer to Figures 1 to 6 via the above link to Gentor’s website for interpretative details).

Section 4 --GRB5D042 and GRB5D047 tested the lateral extent of the GRB5D035 major intersection shown in Figure 3 and previously reported in July 2011.

GRB5D042 a scissor hole from the west intersected the Main Fault then 2.80 metres of MS grading 5.03% Cu, 0.17 g/t Au, 1.29% Zn and 17.7 g/t Ag from 108.20 metres and 10.20 metres of MS grading 5.25% Cu, 0.30 g/t Au, 1.02% Zn and 13.8 g/t Ag from 119.70 metres.  These zones define a narrow width to the MS at this level.

GRB5D047 intersected 24.40 metres of MS/SMS grading 4.68% Cu, 0.21 g/t Au, 1.68% Zn and 13.8 g/t Ag from 96.60 metres and includes 9.00 metres grading 7.22% Cu, 0.25 g/t Au, 1.93% Zn and 15.8 g/t Ag from 103.00 metres. This confirms the high grade zone in GRB5D035 extends at depth down dip to the east but it is cut off by an eastern fault (see Figure 3).

Section 4.5 -- B5MB4D071 and B5MB4D074 effectively extended the strike extent of the MS north into Section 5 where GRB5D041 and GRB5D045 had previously failed to intersect the deposit.

B5MB4D071 drilled parallel and 25 metres north of GRB5D035 provided an excellent result of a similar very strongly mineralised zone of MS, SMS and QVS from 63-128 metres including 45 metres of chalcopyrite-rich MS down to 108 metres for which final assays are not yet available. This encouraging result showed the deposit remained open to the north - so a second drill hole GRB5D074 from the same site was angled towards Section 5.

B5MB4D074 also provided a strong primary massive sulphide intersection of 35.09 metres grading 4.82% Cu, 0.38 g/t Au, 0.85% Zn and 17.7/t Ag from 70.35 metres down hole ended at 105.44 metres with a sharp conformable transition to strongly altered footwall V1-1 lavas. The latter part of this intersection lies beneath the barren intersection in GRB5D041 on Section 5 and shows the deposit is open at depth.

Sections 5.5 and 6-- B5MB4D077 and B5MB4D080 further tested the northern strike extension of the deposit.

B5MB4D077 collared 50 metres north of B5MB4D074 on Section 5.5 intersected 30cm of pyritic MS from 70.4 metres below a thin magnetite rich umber and then sedimentary breccias above V1-1 footwall lavas.  This result suggests a distal exhalative position and indicates the deposit has thinned rapidly to the north from B5MB4D074, or there may be some cross structural control at the northern end of the deposit.

B5MB4D080 was collared 25 metres north of D077 on Section 6 looking for any northern extension, but failed to intersect a mineralised seafloor position with only thin umbers between 85.80 metres and 90.10 metres and jasper clasts at 103 metres. This hole implies the deposit may have terminated just north of the D077 position.

Section 2S and 1.5S -- B5MB4D055, B5MB4D061 and B5MB4D069 tested the southern strike extensions of the deposit located on Section 1 in the southern wadi.

All of these holes failed to intersect the Main Fault or the mineralised package containing the Mahab 4 deposit, therefore it is concluded that an east-east cross fault parallel to the sections as shown in Figure 2 has cut off the deposit and may have displaced it at depth to the east.

Section 1S – BGRB5D054, B5MB4D057, B5MB4D059, B5MB4D063 and B5MB4D070 defined the southern strike extent of the deposit in the southern wadi (see Figure 6).

Initial drillholes B5MB4D054 and B5MB4D057 testing the QVS part of the system intersected moderate to low grade copper including 10.6 metres of QVS/SMS grading 0.43% Cu, 0.03 g/t Au from 60.4 metres in B5MB4D054 and 2.85 metres at 0.44% Cu, 0.04 g/t Au from 104.15 metres in B5MB4D057 that is interpreted be close to the bottom of the deposit.

However, overlying this weak mineralisation, drillhole B5MB4D059 intersected 10.19 metres of supergene MS grading 6.69% Cu, 0.48 g/t Au, 3.2% Zn and 20 g/t Ag from 33.5 metres adjacent to the Main Fault zone and ending at an eastern fault (see Figure 4). This high-grade intersection represented a break through in the evaluation of the southern end of the deposit, because it showed that good MS can be found at shallow depth beneath mapped gossan and above weak QVS stringer mineralisation at depth.

B5MB4D063 designed to test any eastern down-dip/stratigraphic extension of the B5MB4D059 MS failed to intersect sulphide mineralisation at depth in footwall V1-1 lavas, but did hit shallow oxidised copper from 13-16 metres in basalt indicating leakage from subsurface gossan exposure upstream.

B5MB4D070 was designed to provide a full intersection of the oxide-supergene MS-primary MS-QVS transitions on Section 1S primarily for metallurgical purposes. It achieved an excellent result with mineralisation virtually from the surface including 6.5 metres of ferruginous gossan below wadi gravel from 7 metres depth, a 6 metre thick zone of chalcocite supergene enriched MS from 12.45 metres above a primary MS zone to 36.1 metres. Assay results from this zone are awaited.

Section 0 -- BGRB5D048, BGRB5D052, B5MB4D066 and B5MB4D067 clearly defined the limits to the deposit on this section shown in Figure 5.

GRB5D048 collared 10 metres east of the Main Fault intersected three separate intervals of copper bearing sub seafloor QVS mineralisation including:

7.80 metres grading 1.24% Cu, 0.08 g/t Au, 0.18% Zn and 2.1 g/t Ag from 57.20 metres,

10.00 metres grading 1.54% Cu, 0.07 g/t Au, 0.18% Zn and 1.4 g/t Ag from 93.00 metres, and

15.11 metres grading 0.49% Cu, 0.02 g/t Au, 0.04% Zn and 1.1 g/t Ag from 113.89 metres.

GRB5D052 drilled from the western footwall intersected a 16.35 metre near true thickness zone of QVS mineralisation from 90.54 metres which grades 0.72% Cu, 0.05 g/t Au, 0.13% Zn and 1.4 g/t Ag and includes 3.34 metres of 1.18% Cu, 0.04 g/t Au, 0.07% Zn and 1.3 g/t Ag.

B5MB4D066 was sited 5 metres west of hole GRB5D048 to test for MS below surficial gossan and it intersected the mineralised sequence from Fe and Cu oxidised hanging wall basalts to 12.5 metres then gossan to 20 metres depth above supergene enriched MS and SMS with high grade chalcocite + covellite down to 24 metres where the mineralised interval was faulted out by a core parallel structure.

Assay results gave 22.7 metres of GOS/MS/SMS grading 3.76% Cu, 0.54 g/t Au, 0.09% Zn and 15.4 g/t Ag from 1.5 metres depth including 4.9 metres grading 15.94% Cu, 1.27 g/t Au, 0.11% Zn and 49.4 g/t Ag from 19.3 metres down hole in the supergene zone.

B5MB4D067 was sited 10 metres to the east of B5MB4D066 in order to provide a better idea of the width of the MS mineralised zone and positions of the faulted contacts. The hole successfully intersected a fault on the east side of the mineralised zone at 28 metres and primary MS with minor supergene enrichment to 38.65 metres then haematitic sediment to 39.25 metres above a fault into footwall basalts at 39.7 metres. Assay results across this zone include 8.05 metres of MS grading 3.18% Cu, 0.53 g/t Au, 0.39% Zn and 24 g/t Ag from 32.95 metres.

It appears that the mineralised zones on this section are of reasonable grade but are thinner than expected due to considerable faulting and dyke intrusions.

Section 1 -- B5MB4D064 and B5MB4D072 tested near surface extensions of the MS as shown in Figure 4.

B5MB4D064 was designed to test for MS below surficial gossan exposed in a trench between drillholes D005 and D006.  B5MB4D064 successfully intersected clay-rich to haematitic gossan and jasper from 12.5 metres -20.15 metres above supergene MS to 27.5 metres then primary chalcopyrite-rich MS to 36.8 metres grading to SMS down to 51 metres above footwall QVS to 60 metres where the Main Fault terminated mineralisation.

This impressive intersection totalling 39.5 metres of GOS/MS/SMS in B5MB4D064 grades 4.81% Cu, 0.25 g/t Au, 0.38% Zn and 16.7 g/t Ag from 13.5 metres down hole, including 16.85 metres grading 8.4% Cu, 0.25 g/t Au, 0.52% Zn and 15.3 g/t Ag from 20.15 metres depth.

B5MB4D072 was a scissor hole designed to better constrain the shape and grade of QVS below the strong MS in B5MB4D064 and above the well mineralised GRB5D005 intersection. Unfortunately the hole intersected a series of unmineralised structures and late dykes between ~97 metres and ~105 metres and then QVS between down to 107.34 metres where it terminated on a cross fault. Assays are awaited but this result minimises the effective width of the deposit on this section as shown in Figure 4.

Section 2 -- B5MB4D075 and B5MB4D079 tested intermediate depth extensions of the MS and QVS.

B5MB4D075 was stopped at 122.10 metres having intersected 5.7 metres of MS at 91.63 metres close to where the hole crosses drillhole D020. It also intersected several fault zones and breccias some of which contain minor QVS mineralization and assays are awaited for this hole.

B5MB4D079 was stepped back to the west to intersect the QVS zone at about 100 metres depth well below that of hole B5MB4D075. B5MB4D079 intersected over 30 metres of moderate QVS mineralisation from 95.25 to the end of the hole at 125.30 metres where the QVS grades into brecciated basalts with only minor pyrite stringers. Assays are awaited for this hole.

Section 3 -- B5MB4D082 and B5MB4D086 targeted the QVS zone at 50-100 metres depth.

B5MB4D082 was set up at the same collar site as GRB5D032 but drilled a steeper hole with the aim of intersecting QVS mineralisation beneath the MS encountered in hole D030. B5MB4D082 successfully intersected the Main Fault at 81.5 metres then the lowermost part of the MS to 83.6 metres followed by QVS mineralisation with chalcopyrite down to 119 metres.

B5MB4D086 in progress is a step back hole designed to test the position of the Main Fault, then the grade and width of the QVS at 120 metres depth.

Section 3.5 -- B5MB4D083 was an infill drill hole designed to test the continuity between the 30 metre thick MS intersection of GRB5D030 and the 50 metre thick MS of GRB5D035.

B5MB4D083 has confirmed the presence of high-grade MS from 45.2-65.75 metres, SMS down to 72.4 metres and 16 metres QVS down to 88.5 metres. This good quality mineralised zone awaiting sampling is slightly thinner than in D030 but appears to be of equivalent grade on comparative logging.

Summary

Recent drilling has clearly enhanced the deposit in terms of its size and grade.  Although original attributes of the VMS ore body can be determined, the resultant form is clearly highly truncated by later faulting – particularly at the deposit’s southern end.  In these circumstances true widths of the ore intersections can be difficult to determine.

The deposit appears broadly constrained to a northerly trending linear, penecontemporaneous fault and is at least 300 metres long between Sections 1S to 5N.  It comes to surface on Section 2.5 with a well-developed gold gossan and supergene enriched massive sulphides and plunges shallowly to the north as shown in the long section Figure 2.  In this figure, the intersections shown are considered to represent 80-90% of the true thickness of the deposit.

Infill drilling on five intermediate 25 metre sections was required to determine ore shapes for ore body modelling and provide additional core for metallurgical testing of ore types.

The deposit is potentially open down-plunge at depth to the north where proposed drilling is underway.  To the south, the body appears to be terminated on a cross fault but extensions may be possible and will be evaluated by using geophysics.

Qualified Person

The exploration results disclosed in this press release have been reviewed, verified (including sampling, analytical and test data) and compiled by Dr. Peter Ruxton, who is a Member of the

Institute of Materials, Minerals and Mining (I.M.M.M.), the Company's President and Chief Executive Officer and a "qualified person" (as such term is defined in Canadian National Instrument 43-101 as promulgated by the Canadian Securities Administrators).

Technical Report

Additional information with respect to the Company's Omani properties is contained in the technical report prepared by Venmyn Rand (Pty) Ltd, dated December 31, 2010 and entitled "National Instrument 43-101 Independent Technical Report on Block 5 and Block 6 Copper Projects, Semail Ophiolite Belt, Sultanate of Oman held by Gentor Resources, Inc."  A copy of this report can be obtained from SEDAR at www.sedar.com.

About Gentor

Gentor is a mineral exploration company whose projects include copper and gold properties in the Sultanate of Oman and a molybdenum-tungsten-silver property in East Central Idaho, U.S.  The Company’s strategy is to create shareholder value by developing highly prospective mineral properties around the globe, with current focus in the Sultanate of Oman.  In Oman, Gentor is partnered with Al Fairuz Mining Company LLC on its Block 5 exploration tenement and Al Zuhra Mining Company LLC on Block 6.

Cautionary Notes

Forward-Looking Information:  This press release contains forward-looking information.  All statements, other than statements of historical fact, that address activities, events or developments that the Company believes, expects or anticipates will or may occur in the future (including, without limitation, statements regarding drilling and other exploration results, potential mineral resources, potential mineralization and the Company's exploration and development plans) are forward-looking information.  This forward-looking information reflects the current expectations or beliefs of the Company based on information currently available to the Company.  Forward-looking information is subject to a number of risks and uncertainties that may cause the actual results of the Company to differ materially from those discussed in the forward-looking information, and even if such actual results are realized or substantially realized, there can be no assurance that they will have the expected consequences to, or effects on the Company.  Factors that could cause actual results or events to differ materially from current expectations include, among other things, risks related to the exploration stage of the Company's properties, the possibility that future exploration results will not be consistent with the Company's expectations, changes in world copper or gold markets and equity markets, political developments in Oman, uncertainties relating to the availability and costs of financing needed in the future, the uncertainties involved in interpreting exploration results and other geological data and the other risks involved in the mineral exploration business.  Forward-looking information speaks only as of the date on which it is provided and, except as may be required by applicable securities laws, the Company disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results or otherwise.  Although the Company believes that the assumptions inherent in the forward-looking information are reasonable, forward-looking information is not a guarantee of future performance and accordingly undue reliance should not be put on such information due to the inherent uncertainty therein.

The United States Securities and Exchange Commission (the "SEC") permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. U.S. investors are cautioned not to assume that any disclosure of mineralization contained in this press release is economically or legally mineable.  U.S. investors are urged to closely consider all of the disclosures in the Company's reports filed pursuant to the United States Securities Exchange Act of 1934 which may be secured from the Company, or from the SEC's website at http://www.sec.gov/edgar.html.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please visit our website at www.gentorresources.com, or contact: Dr. Peter Ruxton, President & CEO, United Kingdom Tel: + 44 (0) 7786 111103; or Arnold T. Kondrat, Executive Vice President, Toronto, Ontario, Tel: + 1 (416) 366 2221 or + 1 (800) 714 7938.

     FIGURE 1- Mahab 4 geological plan showing drill holes, geology and mineralised intervals.

Mahab 4 Summary
Drillhole
Measurement - structural
Measurement - strat
Fault
Massive Sulphide
Semi-massive Sulphide
Quartz Vein Stringer
Alluvium
Lasail Basalt (V1-2)
Umber
Geotimes Basalt (V1-1)
Sheeted Dykes
468,700 mE
468,800 mE
2,656,400 mN
2,656,300 mN
2,656,200 mN
2,656,100 mN
2,656,000 mN
Section 6
Section5a
Section5
Section 4a
Section 4
Section3
Section2
Section1
Section0
Section1S
Section2S
B5MB4D080
B5MB4D077
GRB5D045
GRB5D041
B5MB4D071
GRB5D047
GRB5D039
GRB5D035
B5MB4D083
GRB5D042
GRB5D028
GRB5D030
B5MB4D082
GRB5D0011
GRB5D026
GRB5D0020
GRB5D025
B5MB4D075
B5MB4D079
GRB5D003
GRB5D005
B5MB4D064
B5MB4D066
GRB5D050
GRB5D048
B5MB4D067
GRB5D008
B5MB4D072
GRB5D052
B5MB4D063
B5MB4D070
B5MB4D059
GRB5D054
B5MB4D057
B5MB4D069
B5MB4D061
GRB5D055
50m

FIGURE 2- Mahab 4 geological long section showing drill holes, geological interpretation and mineralised intervals.

2,656,100mN
2,656,300mN
250mRL
150mRL
50mRL
B5MB4D061
B5MB4D070
B5MB4D067
B5MB4D066
B5MB4D064
GRB5D0020
GRB5D030
B5MB4D083
GRB5D035
B5MB4D071
B5MB4D074
GRB5D041
B5MB4D077
B5MB4D080
OXIDE
MOUND MS
MOUND MS
MOUND MS
SMS
Lasail (V1-2) - HW
Lasail (V1-2) - HW
Geotimes (V1-1) - FW
Geotimes (V1-1) - FW
Geotimes (V1-1) - FW
49.3
85.3
85.5
64.85
77
105.09
145.05
105.2
130.4
141.5
126
108.25
79.3
154.6
Mahab 4 Summary
Massive Sulphide
Semi-massive Sulphide
Quartz Vein Stringer
Gossan
Lasail Basalt (V1-2)
Umber
Geotimes Basalt (V1-1)
Sheeted Dykes
50m

FIGURE 3- Mahab 4, Section 4 with drill holes, geological interpretation and mineralised intervals.

468,650mE
468,750mE
2,656,300mN
468,850mE
50m
200mRL
100mRL
GRB5D042
GRB5D035
GRB5D039
GRB5D047
GEOTIMES (V1-1)
GEOTIMES (V1-1)
LASAIL (V1-2)
LASAIL (V1-2)
UMBER 1?
MS
SMS
QV
GRB5D042 - 2.80m @ 5.03% Cu, 0.17g/t Au,1.29% Zn & 17.7g/t Ag
GRB5D042 - 10.20m @ 5.25% Cu, 0.30g/t Au,1.02% Zn & 13.8g/t Ag
GRB5D035 - 54.19m @ 4.97% Cu, 0.19g/t Au, 0.85% Zn & 9.63 g/t Ag
GRB5D047 - 24.40m @ 4.68% Cu, 0.21g/t Au,1.68% Zn & 13.8g/t Ag
170.1
130.4
138.15
122.25
Lithology
Alluvium
Basalt (V1-2)
Dyke
Umber
Basalt (V1-1)
Sheeted Dykes
Mineralisation
Massive Sulphide
Semi-massive Sulphide
Quartz Vein Stringer

FIGURE 4- Mahab 4 Section 1 with drill holes, geological interpretation and mineralised intervals.

468,600mE
468,700mE
200mRL
100mRL
GRB5D008
B5MB4D072
GRB5D006
B5MB4D064
Trench (MB4T2)
GRB5D005
GRB5D003
B5MB4D064 - 39.5m @ 4.81% Cu, 0.25 g/t Au, 0.38% Zn and 16.7 g/t Ag
OX
MS
SMS
QVS
GEOTIMES (V1-1)
LASAIL (V1-2)
UMBER 2?
GEOTIMES (V1-1)
162.46
150.09
183.2
50m
Lithology
Alluvium
Basalt (V1-2)
Dyke
Umber
Basalt (V1-1)
Sheeted Dykes
Mineralisation
Massive Sulphide
Semi-massive Sulph
Quartz Vein Stringer

FIGURE 5- Mahab 4, Section 0 with drill holes, geological interpretation and mineralised intervals.

468,650mE
468,750mE
2,656,100mN
468,850mE
200mRL
100mRL
GRB5D052
B5MB4D066
GRB5D048
B5MB4D067
GRB5D050
B5MB4D066 - 4.9m @ 15.94% Cu,
1.27 g/t Au, 0.11% Zn and 49.4 g/t Ag
LASAIL (V1-2)
B5MB4D052 - 16.35m @ 0.72% Cu,
0.05 g/t Au, 0.13% Zn and 1.4 g/t Ag
B5MB4D067 - 8.05m @ 3.18% Cu,
0.53 g/t Au, 0.39% Zn and 24 g/t Ag
64.85
85.5
QVS
GEOTIMES (V1-1)
GEOTIMES (V1-1)
?
117.4
QVS
?
B5MB4D048 - 71.8m @ 0.56% Cu,
0.04 g/t Au, 0.09 % Zn and 1.03 g/t Ag
135.15
?
145.85
50m
Lithology
Alluvium
Basalt (V1-2)
Dyke
Umber
Basalt (V1-1)
Sheeted Dykes
Mineralisation
Massive Sulphide
Semi-massive Sulphide
Quartz Vein Stringer

FIGURE 6- Mahab 4, Section 1S with drill holes, geological interpretation and mineralised intervals.

468,650mE
468,750mE
2,656,050mN
468,850mE
200mRL
100mRL
B5MB4D057
GRB5D054
B5MB4D059
B5MB4D070
B5MB4D063
V1-1
MS
QVS
55.1
46.5
84.05
85.3
115.5
B5MB4D059 - 10.19m @ 6.69% Cu, 0.48 g/t Au, 3.2% Zn and 20 g/t Ag
B5MB4D054 - 10.60m @ 0.43% Cu, 0.03 g/t Au, 0.04% Zn and 0.5 g/t Ag
B5MB4D057 - 2.85m @ 0.44% Cu, 0.04 g/t Au, 0.14% Zn and 5.4 g/t Ag
Lithology
Alluvium
Basalt (V1-2)
Dyke
Umber
Basalt (V1-1)
Sheeted Dykes
Mineralisation
Massive Sulphide
Semi-massive Sulphide
Quartz Vein Stringer
50m